Cash and cash equivalents	12 Months Ended
Dec. 31, 2024
Cash and cash equivalents [abstract]
Cash and cash equivalents
24. Cash and cash equivalents
The following table provides a breakdown for cash and cash equivalents:

	At December 31,
(€ thousands)	2024	2023
Cash on hand	2,465	3,275
Bank balances	216,665	293,004
Total cash and cash equivalents	219,130	296,279
The Group may be subject to restrictions which limit its ability to use cash. In particular, cash held in China is subject to certain repatriation restrictions and may only be repatriated as dividends or capital distributions, or to repay debt or other liabilities. The Group does not believe that such transfer restrictions have any adverse impacts on its ability to meet liquidity requirements. Cash held in China at December 31, 2024 amounted to €22,105 thousand (€22,549 thousand at December 31, 2023).